UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2022
Paramount Global
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC
5.75% Series A Mandatory Convertible Preferred Stock, $0.001 par value	PARAP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the items presented at the Paramount Global (“Paramount” or the “Company”) 2022 Annual Meeting of Stockholders (the “Annual Meeting”), as certified by the Company’s independent inspector of election, are set forth below. Each of the directors nominated pursuant to Item 1, and Item 2, received the affirmative vote of the holders of a majority of the aggregate voting power of the Paramount Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s Amended and Restated Bylaws. Item 3 did not receive the affirmative vote of the holders of a majority of the aggregate voting power of the Paramount Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore not approved pursuant to the Company’s Amended and Restated Bylaws. A total of 38,947,247 shares of Class A Common Stock, representing approximately 95.68% of the Class A shares outstanding on the record date, were represented at the Annual Meeting.

1.	Election of Directors:
		For	Against	Abstentions	Broker Non-Votes
	Robert M. Bakish	37,048,110	244,840	6,859	1,647,438
	Candace K. Beinecke	37,023,896	268,968	6,945	1,647,438
	Barbara M. Byrne	36,917,558	375,309	6,942	1,647,438
	Linda M. Griego	36,224,881	1,067,619	7,309	1,647,438
	Robert N. Klieger	37,036,968	255,262	7,579	1,647,438
	Judith A. McHale	36,197,737	1,095,223	6,849	1,647,438
	Ronald L. Nelson	36,240,915	1,051,157	7,737	1,647,438
	Charles E. Phillips, Jr.	36,990,233	301,983	7,593	1,647,438
	Shari E. Redstone	36,817,746	470,765	11,298	1,647,438
	Susan Schuman	37,020,575	272,417	6,817	1,647,438
	Nicole Seligman	36,936,137	356,986	6,686	1,647,438
	Frederick O. Terrell	36,916,076	372,217	11,516	1,647,438

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for fiscal year 2022:

	For	Against	Abstentions
	38,486,121	449,543	11,583

3.	Stockholder Proposal Requesting that Our Board of Directors Take Steps to Reduce the Threshold At Which Stockholders May Call a Special Meeting:

	For	Against	Abstentions	Broker Non-Votes
	1,880,943	35,382,283	36,583	1,647,438

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Christa A. D'Alimonte
	Name:	Christa A. D'Alimonte
	Title:	Executive Vice President,
General Counsel and Secretary

Date: June 10, 2022